UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
January 17, 2013

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 24, 2013, Cash America International, Inc. (the “Company”) issued a press release to announce its consolidated financial results for the three and twelve months ended December 31, 2012.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release includes non-GAAP financial measures as that term is defined in Regulation G.  The press release also includes the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), information reconciling the non-GAAP financial measures to the GAAP financial measures, and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial information presented therein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

ITEM 7.01 REGULATION FD DISCLOSURE

See Item 2.02 Results of Operations and Financial Condition.

ITEM 8.01 OTHER EVENTS

Share Repurchase Authorization

On January 23, 2013, the Company’s Board of Directors authorized the repurchase of up to 2.5 million shares of common stock, par value $0.10 per share, of the Company and cancelled a prior share repurchase authorization previously announced by the Company and approved by the Board of Directors in January 2011.  A copy of the Company’s press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Ohio Court Decision

On January 17, 2013, a subsidiary of the Company, Ohio Neighborhood Finance, Inc. doing business as Cashland, filed an appeal of the Ohio Ninth District Court of Appeals’ decision in Ohio Neighborhood Finance, Inc. v. Rodney Scott with the Supreme Court of Ohio.  The case was originally filed by Cashland on May 28, 2009 in an Elyria Municipal Court in Ohio against Rodney Scott.  Cashland was seeking judgment against Mr. Scott in the amount of $570.16 along with 25% yearly interest, alleging that he had not repaid his loan.

The Ohio Ninth District Court of Appeals, on December 3, 2012, affirmed an earlier Municipal Court ruling on this matter, holding that short-term single payment consumer loans made by Cashland to the defendant are not authorized under the Ohio Mortgage Loan Act.  The Company believes that this opinion is contrary to the language of the Ohio Mortgage Loan Act and is assessing the impact of this ruling on its business.  Though the decision may be considered by other Ohio courts, the decision is not binding outside of the Ninth District, which includes four counties in northern Ohio where Cashland operates seven stores.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit No.	Description
99.1	Cash America International, Inc. press release dated January 24, 2013 (Financial Results)
99.2	Cash America International, Inc. press release dated January 24, 2013 (Share Repurchase)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date:	January 24, 2013	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Cash America International, Inc. press release dated January 24, 2013 (Financial Results)
99.2	Cash America International, Inc. press release dated January 24, 2013 (Share Repurchase)